POLICY AND CONTRACT CLAIMS	12 Months Ended
Dec. 31, 2022
Insurance Reserve [Abstract]
POLICY AND CONTRACT CLAIMS	FUTURE POLICY BENEFITS AND POLICYHOLDERS' ACCOUNT BALANCES
The company’s future policy benefits and policyholders' account balances are as follows:
a.Future Policy Benefits
(i) Key methodologies and assumptions
Direct Insurance
American National estimates future policy benefits for amounts payable under insurance and annuity policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of expected benefit payments reduced by the present value of expected premiums. Such future policy benefits are established on a block of business based on methods and underlying assumptions and applicable actuarial standards. Principal assumptions used in the establishment of future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability termination, investment return, inflation, expenses, and other contingent events as appropriate to the respective product type.
Future policy benefits for non-participating traditional life insurance are equal to the aggregate of the present value of expected benefit payments and related expenses less the present value of expected net premiums. Assumptions as to mortality and persistency are based upon American National’s experience when the basis of the liability is established. Interest rates for the aggregate future policy benefits range from 3.0% to 8.0%.
Future policy benefits for participating traditional life insurance are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 2.5% to 5.5%) and mortality rates guaranteed in calculating the cash surrender values described in such contracts; and (ii) the liability for terminal dividends.
Future policy benefits for individual fixed deferred annuities after annuitization and single premium immediate annuities are equal to the present value of expected future payments. The interest rate used in establishing such liabilities range from 3.0% to 6.0% for all policies in-force.
Future policy benefits for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. The interest rate used in establishing such liabilities range from 3.5% to 8.0%.
Future policy benefits for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. The interest rates used in establishing such liabilities range from 3.0% to 6.0%.
Liabilities for universal life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. American National regularly evaluates estimates used and adjusts the additional liability balances with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor’s experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.
American National periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the company's Statements of Operations in the period in which the changes occur.
Reinsurance
NER SPC’s future policy benefits represent Fixed Indexed Annuity ("FIA") contracts that provide contract owners the possibility of earning returns linked to the performance of a specified market index, predominantly the S&P 500 Index, while providing principal protection. The contracts include a provision for a minimum guaranteed surrender value in accordance with applicable law. The products allow policyholders to allocate funds periodically among several different crediting strategies, including index-based strategies and a traditional fixed rate strategy. High surrender charges apply for early withdrawal.
The policyholder account value of the FIA is equal to the sum of deposit paid, premium bonus, and index credits based in the relevant market index (subject to cap, spread and/or participation rate which can typically be reset) less any fees for riders and any withdrawals taken to-date.
NER SPC's future policy benefits are based on actuarial assumptions related to the underlying policies’ terms, lives of the policies, duration of the contract, yield on investments supporting the liabilities, level of expenses. Significant assumptions also include policyholder behavior assumptions, such as surrender, lapse, withdrawal rates. NER SPC uses a combination of actual and industry experience when setting and updating policyholder behavior assumptions. Assumptions are at best estimate with margins for adverse deviation. These margins are necessary to provide for possibilities of misestimation and future deterioration in the best estimate assumptions and provide reasonable assurance that insurance contract liabilities cover a range of possible outcomes. Best-estimate assumptions and margins are reviewed periodically for continued appropriateness.
NER Ltd.'s insurance reserves represent multi-year guaranteed annuity contracts that provide owners a guaranteed rate of return. Premiums and credited interest are protected from market volatility, which provides long-term financial security and predictability for policyholders.
NER Ltd.'s future policy benefits have no actuarial assumptions as the reserves are carried at the accumulated contract holder values without reduction for potential surrender or withdrawal charges.
PRT
The future policy benefits represent contracts that provide immediate annuities for current pensioners and deferred annuities for members who have not reached pensionable age. The company’s insurance contracts are a mixture of group annuity “buy-in” policies, where the policyholder is the pension fund, and group annuity “buy-out” policies, where the policyholder is the administrator. The company provides group annuity policies across Canada.
The future policy benefits represent the present value of the future annuity payments and expenses measured in accordance with the CALM described in Note 2 Summary of significant accounting policies, section (aa) Future Policy Benefits. It incorporates best-estimate assumptions for longevity, future investment yields, administration costs, margins for adverse deviation, and inflation. These margins are necessary to provide for possibilities of misestimation and future deterioration in the best estimate assumptions and provide reasonable assurance that insurance contract liabilities cover a range of possible outcomes. Best-estimate assumptions and margins are reviewed periodically for continued appropriateness.
The principal valuation assumptions and the methods for arriving at these valuation assumptions are outlined below.
Longevity
Mortality assumptions are derived by adjusting a base mortality table and applying mortality multipliers that vary by plan based on factors including, but not limited to, gender, age, job description, latest known salary, geography, and pension amount. These characteristics are further analyzed using a supporting database of over 500,000 Canadian pensioner lives. The data comprises of a diverse range of survival patterns reflective of the recent past. Models generated from this data are mapped into curves which can then be applied for analysis on an annuitant basis. Further, the company monitors views and research published by governments, industry and academia on the factors influencing mortality changes and maintains longevity assumptions that are consistent with emerging trends.
Mortality improvement assumptions follow the prescribed mortality improvement scales issued by the CIA.
Investment returns
Projected cash flows from the current assets and liabilities are used in CALM to determine insurance reserves. Assumptions are made regarding rates of returns on supporting assets. Projected cash flows from assets used in the actuarial calculations are reduced to provide for potential asset default losses. The calculation for future credit losses on assets is based on the credit quality underlying the asset portfolio.
Other assumptions
The internal costs of maintaining the insurance reserves, the fees paid to third-party administrators engaged to manage payments under the in-force policies, and fees due to reinsurers and investment management expenses, as well as inflation are factored into the calculation of the insurance reserves where applicable.
(ii) Net change in future policy benefits
The following tables summarize the movements of future policy benefits, policy and contract claims, and policyholders’ account balances for the years ended December 31, 2022 and December 31, 2021 by its major components:

FOR THE YEAR ENDED DEC. 31 2022 US$ MILLIONS	Life	Annuities	Health	Gross reserves	Reinsurance assets	Net
Beginning of year	$—	$8,497	$—	$8,497	$169	$8,328
Changes during the year
Acquisition from business combination	3,533	1,754	46	5,333	90	5,243
New business	10	1,906	—	1,916	—	1,916
Normal changes	38	(784)	1	(745)	(48)	(697)
Management actions and changes in assumptions	—	974	—	974	—	974
	3,581	3,850	47	7,478	42	7,436
Impact of foreign exchange[1]	—	(204)	—	(204)	(9)	(195)
Balance at end of year	$3,581	$12,143	$47	$15,771	$202	$15,569

FOR THE YEAR ENDED DEC. 31 2021 US$ MILLIONS	Life	Annuities	Health	Gross reserves	Reinsurance assets	Net
Beginning of year	$—	$1,339	$—	$1,339	$190	$1,149
Changes during the year
New business	—	7,180	—	7,180	—	7,180
Normal changes	—	(310)	—	(310)	(20)	(290)
Management actions and changes in assumptions	—	282	—	282	(2)	284
	—	7,152	—	7,152	(22)	7,174
Impact of foreign exchange[1]	—	6	—	6	1	5
Balance at end of year	$—	$8,497	$—	$8,497	$169	$8,328
1.Foreign currency translation reported as a separate component of other comprehensive income.
Under fair value accounting required by our Canadian PRT business, movement in the fair value of the supporting assets is a primary driver of the movement of future policy benefits. In a duration matched portfolio, changes in the fair value of assets are largely offset by corresponding changes in the fair value of liabilities. The change in the value of the future policy benefits associated with the change in the value of the supporting assets is included within normal changes above. The future policy benefits from reinsurance activities is not sensitive to the fair value of the supporting assets under US GAAP reserve methodology.
The increases in future policy benefits in 2022 were mainly due to the new business of $2 billion, offset by the negative impact of normal changes of $697 million, which was primarily driven by the market value changes from increases in interest rates. Management actions and changes in assumptions increased future policy benefits by $974 million, resulting in net increases in future policy benefits, before the negative impact of foreign exchange of $195 million.
The acquisition of American National resulted in negative VOBA of $781 million related to the life and annuity business, and has been recognized in the company's future policy benefits (life and annuities). Negative VOBA is amortized over 30 years using the straight-line method. Amortized negative VOBA revenue of $13 million was recorded since the acquisition date during 2022.

b.Policyholders' account balances
Policyholders' account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1.0% to 8.0% (some annuities have enhanced first year crediting rates ranging from 1.0% to 7.0%), less expenses, mortality charges, and withdrawals; and (iii) fair value adjustment.
The following table summarizes the movement of policyholders' account balances:

FOR THE YEARS ENDED DEC. 31 US$ MILLIONS	2022	2021
Beginning of year	$—	$—
Changes during the year
Acquisition from business combination	13,880	—
Policyholders' account deposits	1,407	—
Interest credited to policyholders' account balances	156	—
Policyholders' account withdrawals	(921)	—
Charges to policyholders' account balances	(212)	—
Balance at end of year	$14,310	$—
POLICY AND CONTRACT CLAIMS
The liability for unpaid claims and claim adjustment expenses (“claims”) for health and property and casualty insurance is included in “Policy and contract claims” in the Statements of Financial Position and is the amount estimated for incurred but not reported (“IBNR”) claims and claims that have been reported but not settled. The liability for unpaid claims is estimated based upon American National’s historical experience and actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs, less anticipated salvage and subrogation. The effects of the changes are included in the Statements of Operations in the year in which the changes occur. The time value of money is not taken into account for the purposes of calculating the liability for unpaid claims. There have been no significant changes in methodologies or assumptions used to calculate the liability for unpaid claims and claim adjustment expenses.
a.Key methodologies and assumptions
Property and Casualty Reserving Methodology—The following methods are utilized:
•Initial Expected Loss Ratio—This method calculates an estimate of ultimate losses by applying an estimated loss ratio to actual earned premium for each calendar/accident year. This method is appropriate for classes of business where the actual paid or reported loss experience is not yet mature enough to influence initial expectations of the ultimate loss ratios.
•Pegged Frequency and Severity—This method uses actual claims count data and emergence patterns of older accident periods to project the ultimate number of reported claims for a given accident year. A similar process projects the ultimate average severity per claim so that the product of the two projections results in a projection of ultimate loss for a given accident year.
•Bornhuetter-Ferguson—This method uses, as a starting point, either an assumed Initial Expected Loss Ratio Method or Pegged Frequency and Severity method and blends in the loss ratio or frequency and severity implied by the claims experience to date by using loss development patterns based on our historical experience. This method is generally appropriate where there are few reported claims and an unstable pattern of reported losses.
•Loss or Expense Development (Chain Ladder)—This method uses actual loss or defense and cost containment expense data and the historical development profiles on older accident periods to project more recent, less developed periods to their ultimate total. This method is appropriate when there is a relatively stable pattern of loss and expense emergence and a relatively large number of reported claims.
•Ratio of Paid Defense and Cost Containment Expense to Paid Loss Development—This method uses the ratio of paid defense and cost containment expense to paid loss data and the historical development profiles on older accident periods to project more recent, less developed periods to their ultimate total. In this method, an ultimate ratio of paid defense and cost containment expense to paid loss is selected for each accident period. The selected paid defense and cost containment expense to paid loss ratio is then applied to the selected ultimate loss for each accident period to estimate the ultimate defense and cost containment expense. Paid defense and cost containment expense is then subtracted from the ultimate defense and cost containment expense to calculate the unpaid defense and cost containment expense for that accident period.
•Calendar Year Paid Adjusting and Other Expense to Paid Loss—This method uses a selected prior calendar years’ paid expense to paid loss ratio to project ultimate loss adjustment expenses for adjusting and other expense. A percentage of the selected ratio is applied to the case reserves (depending on the line of insurance) and 100% to the indicated IBNR reserves. These ratios assume that a percentage of the expense is incurred when a claim is opened and the remaining percentage is paid throughout the claim’s life.
For most credit property and casualty products, IBNR liability is calculated as a percentage of pro rata unearned premium, with the specific percentage for a given product line informed by a traditional completion factor claim reserve analysis.
The expected development on reported claims is the sum of a pay-to-current reserve and a future reserve. The pay-to-current reserve is calculated for each open claim having a monthly indemnity and contains the amount required to pay the open claim from the last payment date to the current valuation date. The future reserve is calculated by assigning to each open claim a fixed reserve amount based on the historical average severity. For debt cancellation products and involuntary unemployment insurance, this reserve is calculated using published valuation tables.
Cumulative claim frequency information is calculated on a per claim basis. Claims that do not result in a liability are not considered in the determination of unpaid liabilities.
For any given line of business, none of these methods are relied on exclusively. With minor exceptions, multiple methods may be used for a line of business as a check for reasonableness of our reselected reserve value.
b.Changes in policy and contract claims
The following table summarizes the movement of policy and contract claims:

FOR THE YEAR ENDED DEC. 31 2022 US$ MILLIONS	Gross reserves	Reinsurance assets	Net
Beginning of year	$—	$—	$—
Changes during the year
Acquisition from business combination	1,706	320	1,386
New business	242	40	202
Normal changes	(162)	8	(170)
Management actions and changes in assumptions	—	—	—
	1,786	368	1,418
Impact of foreign exchange	—	—	—
Balance at end of year	$1,786	$368	$1,418
For December 31, 2022, the policy and contract claims increased by $1.4 billion primarily driven by the additions from the acquisition of American National. There was no policy and contract claims in 2021.
c.Claims and claim adjustment expenses
The reconciliation of the net incurred and paid claims development tables to the liability for claims and claim adjustments in the consolidated statement of financial position is as follows:

	Incurred Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance
	Years ended December 31,
Accident Year	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
2013	$503	489	481	474	467	465	463	338	461	460
2014		485	462	456	448	450	447	348	445	445
2015			481	475	469	469	464	368	464	463
2016				531	518	513	509	385	504	502
2017					579	578	570	420	564	562
2018						698	683	514	648	581
2019							713	557	691	618
2020								465	671	616
2021									1,116	1,061
2022										1,225
									Total	$6,533

	Cumulative Paid Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance
	Years ended December 31,
Accident Year	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
2013	$217	319	375	412	431	440	449	451	454	453
2014		192	300	350	387	413	426	432	435	436
2015			187	301	359	402	431	442	447	451
2016				216	333	394	438	458	474	482
2017					232	392	456	490	512	528
2018						285	467	529	565	530
2019							290	469	531	523
2020								305	468	488
2021									623	823
2022										681
									Total	$5,395
All outstanding liabilities before 2013, net of reinsurance										32
Liabilities for claims and claim adjustment expenses, net of reinsurance										$1,170
The reconciliation of the net incurred and paid claims development table to the policy and contract claims in the Statements of Financial Position is as follows:

AS AT AND FOR THE YEARS ENDED DEC. 31 US$ MILLIONS	2022	2021
Liabilities for unpaid claims and claim adjustment expenses, net of reinsurance	$1,170	$—
Reinsurance recoverable on unpaid claims	346	—
Insurance lines other than short-duration	199	—
Unallocated claim adjustment expenses	71	—
Total policy and contract claims	$1,786	$—
SUPPLEMENTARY INFORMATION
(a)Supplementary Insurance Information
The following table presents supplementary information for our three reportable segments:
Direct Insurance

AS AT AND FOR THE YEARS ENDED DEC. 31 US$ MILLIONS	2022	2021	2020
Deferred acquisition cost	$699	$—	$—
Future policy benefits	(21,760)	—	—
Unearned premiums	(1,086)	—	—
Premium revenue	1,456	—	—
Net investment income	514	—	—
Benefits, claims, losses and settlement expenses	(1,155)	—	—
Amortization of deferred acquisition costs	(296)	—	—
Other operating expenses	(353)	—	—
Premium written	1,463	—	—

Reinsurance

AS AT AND FOR THE YEARS ENDED DEC. 31 US$ MILLIONS	2022	2021	2020
Deferred acquisition costs	$1,033	$776	$—
Future policy benefits	(7,405)	(6,254)	—
Premium revenue	1,246	6,146	—
Net investment income	232	125	—
Benefits, claims, losses and settlement expenses	(449)	(240)	—
Amortization of deferred acquisition costs and other	(39)	(1)	—
Other operating expenses	(21)	(9)	—
Pension Risk Transfer

AS AT AND FOR THE YEARS ENDED DEC. 31 US$ MILLIONS	2022	2021	2020
Future policy benefits	$(3,024)	$(2,243)	$(1,339)
Premium revenue	1,558	1,016	430
Net investment income	(301)	(1)	84
Benefits, claims, losses and settlement expenses	(156)	(72)	(38)
Other operating expenses	(16)	(12)	(6)

(b)Reinsurance Ceded and Assumed

FOR THE YEAR ENDED DEC. 31 2022 US$ MILLIONS	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life insurance inforce	145,928	22,145	222	124,005	—%
Premiums:
Life insurance	1,877	51	3	1,829	—%
Accident and heath insurance	98	184	162	76	213%
Property and liability insurance	1,289	223	43	1,109	4%
Total premiums	3,264	458	208	3,014	7%

FOR THE YEAR ENDED DEC. 31 2021 US$ MILLIONS
Life insurance inforce	2,243	169	—	2,074	—%
Premiums:
Life insurance	1,017	1	—	1,016	—%
Total premiums	1,017	1	—	1,016	—%

FOR THE YEAR ENDED DEC. 31 2020 US$ MILLIONS
Life insurance inforce	1,339	190	—	1,149	—%
Premiums:
Life insurance	431	1	—	430	—%
Total premiums	431	1	—	430	—%
(c)Supplemental Information Concerning Property-Casualty Insurance Operations

AS AT AND FOR THE YEARS ENDED DEC. 31 US$ MILLIONS	2022	2021	2020
Deferred acquisition cost	185	—	—
Reserves for unpaid claims and claim adjustment expenses	(1,366)	—	—
Unearned premiums	(1,190)	—	—
Earned premiums	1,108	—	—
Net investment income	47	—	—
Claims and claim adjustment expenses incurred related to:
Current year	(782)	—	—
Prior years	25	—	—
Amortization of deferred acquisition costs	(270)	—	—
Paid claims and claim adjustment expenses	(708)	—	—
Premiums written	1,123	—	—